EXHIBIT 10.6

Dollar General Store #13394

ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this “Assignment”) is made and entered into effective as of the 6th day of November, 2012, by and between THE BROADWAY GROUP, L.L.C., an Alabama limited liability company, (herein referred to as “Assignor”), and IREIT ROBERTSDALE DG, L.L.C., a Delaware limited liability company, (herein referred to as  “Assignee”);

WITNESSETH:

WHEREAS, The Broadway Group, LLC, an Alabama limited liability company (the “Landlord”) entered into that certain Lease with Dolgencorp, LLC, a Kentucky limited liability company (the “Tenant”) dated effective the  11TH day of August, 2011, and as subsequently modified by Lease Modification Agreement #1 dated May 14, 2012 and Lease Commencement Date Agreement / Lease Modification Agreement #2 dated September 17, 2012,   (herein referred to as the “Lease”), pertaining to the lease by said Tenant from  Landlord of the real estate and improvements located at 19160 U.S. Highway 90, Robertsdale, Baldwin County, Alabama, and being more particularly described on Exhibit “A” attached hereto and made a part hereof by reference (the “Leased Premises”); and,

WHEREAS, Assignor has agreed to assign all of its right, title and interest in and to the Lease and the Leased Premises to Assignee, and Assignee has agreed to assume and perform Assignor’s liabilities and obligations as Landlord arising under the Lease on and after the date hereof, all in accordance with this Assignment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1.            Assignment. Assignor hereby assigns, transfers, and sets over to Assignee and Assignee does hereby accept such assignment, transfer and setting over to Assignee, all of Assignor’s rights, benefits, privileges and obligations as Landlord in and to the Lease.

2.            Indemnity by Assignor. Assignor shall indemnify and hold Assignee harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’ fees and costs) arising out of any obligation or liability of the Landlord under the Lease which was  to be performed or which became due prior to the date hereof.

3.            Assumption. Assignee hereby assumes all liabilities and obligations of Assignor as Landlord under the Lease, or which arise out of Assignor being the owner of the property which is the subject of the Lease, which arise on or after the date hereof and agrees to perform all obligations of Landlord under the Lease, which are to be performed or which become due on or after the date hereof.

4.            Indemnity by Assignee. Assignee shall indemnify and hold Assignor harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’ fees) arising out of Assignee’s failure to perform any of Assignee’s obligations as Landlord under the Lease arising on or after the date upon which the Lease is assumed by Assignee hereunder.

5.                                   Representations and Warranties Assignor hereby represents and warrants to Assignee:

(a)                              That Assignor is the owner of the fee simple estate of the subject property, has full power and authority to assign the Lease to Assignee, and that said Lease has been executed by the proper parties;

(b)                              That all of the terms, provisions and conditions of Lease is currently in full force and effect according to its original  terms and that there are no present defaults in the performance of any of such terms and conditions;

(c)                               That the Assignor has not executed a prior assignment of said Lease which remains in full force and effect.

(d)                              That the Assignor has not performed any acts or executed any instruments which might prevent the Assignee from operating any of the terms or conditions of this assignment and agreement or which would limit the Assignee in such operations;

(e)                               That the Assignor has not executed or granted any modification or amendment of the Lease, except as specifically enumerated herein;

(f)                                That the Assignor has been paid all amounts due as Landlord under the Lease and the Tenant in said Lease is current in the amounts due Assignor as Landlord; and,

(g)                               That there are no outstanding obligations of the Assignor as Landlord under the Lease.

6.                                   Further Assurances. Assignor covenants with Assignee and Assignee covenants with Assignor that each will execute or procure any additional documents necessary to establish the rights of the other hereunder.  Assignor does further assign to Assignee all security deposits, if any, paid by the Tenant specified in said Lease.

7.                                   Counterparts. This Assignment may be executed by the parties in counterparts, in which event the signature pages thereof shall be combined in order to constitute a single original document.

8.                                   Binding Effect. This Assignment shall be binding upon and inure to the benefit of Assignor, Assignee and their respective successors, heirs and assigns.

                IN WITNESS WHEREOF, the undersigned Assignor has caused this Assignment to be executed by its duly authorized Manager to be effective as of the date set forth above.

ASSIGNOR:

THE BROADWAY GROUP, L.L.C., an Alabama limited liability company

BY:	BROADWAY MANAGEMENT, LLC,
Its Manager

	By:	/s/ Robert M. Broadway
Robert M. Broadway, Manager

STATE OF ALABAMA	)
:
MADISON COUNTY	)

                I, the undersigned, a Notary Public in and for said county and in said state, hereby certify that, ROBERT M. BROADWAY, whose name as Manager of  BROADWAY MANAGEMENT, LLC, an Alabama limited liability company in its capacity as Manager of THE BROADWAY GROUP, LLC, an Alabama limited liability company is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that being informed of the contents of the instrument, he, as such Manager, and with full authority, executed the same voluntarily for and as the authorized acts of said entities on the day the same bears date.

                Given under my hand and seal this the 1st day of November, 2012.

/s/ James G. Harrison
Notary Public
My Commission Expires: 7-15-2015

                IN WITNESS WHEREOF, the undersigned Assignee has caused this Assignment to be executed by its duly authorized representative to be effective as of the date set forth above.

ASSIGNEE:

IREIT ROBERTSDALE DG, L.L.C., a Delaware limited liability company

BY:	IREIT DG SPE MEMBER, L.L.C., a Delaware limited liability company, its Sole Member

	By:	INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation,
Its Sole Member

		By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title:	Treasurer/Chief Acctg. Officer

STATE OF ILLINOIS	)
:
DUPAGE COUNTY	)

I, the undersigned, a Notary Public in and for said county and in said state, hereby certify that, David Z. Lichterman, whose name as Treasurer of INLAND  REAL ESTATE INCOME TRUST, INC., a Maryland corporation, in its capacity as Sole Member of IREIT DG SPE MEMBER, L.L.C., a Delaware limited liability company, in its sole capacity as Sole Member of IREIT ROBERTSDALE DG, L.L.C., a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that being informed of the contents of the instrument, he/she, as such authorized officer and with full authority, executed the same voluntarily for and as the act of said corporation and as the authorized acts of said entities on the day the same bears date.

                Given under my hand and seal this the 2nd day of November, 2012.

/s/ Susan Metzler
Notary Public
My Commission Expires: 5-5-15

EXHIBIT “A”

A PARCEL OF LAND LOCATED IN THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 32, TOWNSHIP 5 SOUTH, RANGE 4 EAST OF BALDWIN COUNTY, ALABAMA, BEING “PARCEL A” OF TBG II A 2 LOT SUBDIVISION IN THE CITY OF ROBERTSDALE, ALABAMA, AS RECORDED IN INSTRUMENT NO. 1314501 SLIDES 0002461-C AND 0002461-D IN THE OFFICE OF THE JUDGE OF PROBATE OF BALDWIN COUNTY, ALABAMA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION, POINT BEING FURTHER DESCRIBED AS BEING A RAILROAD SPIKE LOCATED IN THE PAVEMENT OF COLLEGE AVENUE (80 FOOT RIGHT-OF-WAY); THENCE NORTH 89 DEGREES 05 MINUTES 03 SECONDS EAST A DISTANCE OF 45.45 FEET TO A CAPPED IRON PIN (STAMPED GARSED CA422LS) LOCATED ON THE EAST RIGHT-OF-WAY MARGIN OF COLLEGE AVENUE; THENCE ALONG SAID MARGIN NORTH 0 DEGREES 40 MINUTES 40 SECONDS EAST A DISTANCE OF 880.57 FEET TO A 1/2-INCH REBAR; THENCE LEAVING SAID MARGIN NORTH 89 DEGREES 11 MINUTES 26 SECONDS EAST A DISTANCE OF 285.05 FEET TO A CAPPED IRON PIN (ILLEGIBLE); THENCE SOUTH 89 DEGREES 16 MINUTES 35 SECONDS EAST A DISTANCE OF 329.72 FEET TO A 1/2-INCH REBAR; THENCE NORTH 0 DEGREES 36 MINUTES 05 SECONDS EAST A DISTANCE OF 99.93 FEET TO A 5/8-INCH CAPPED IRON PIN (STAMPED CA451LS) AND THE POINT OF BEGINNING OF PARCEL A; THENCE NORTH 0 DEGREES 36 MINUTES 05 SECONDS EAST A DISTANCE OF 300.00 FEET TO A 1/2-INCH REBAR LOCATED ON THE SOUTH RIGHT-OF-WAY MARGIN OF U.S. HIGHWAY 90 (80 FOOT RIGHT-OF-WAY); THENCE ALONG SAID MARGIN NORTH 89 DEGREES 57 MINUTES 27 SECONDS EAST A DISTANCE OF 217.00 FEET TO A 5/8-INCH CAPPED IRON PIN (STAMPED CA451LS); THENCE NORTH 89 DEGREES 57 MINUTES 27 SECONDS EAST A DISTANCE OF 52.90 FEET TO A 5/8-INCH CAPPED IRON PIN (STAMPED CA451LS); THENCE LEAVING SAID MARGIN SOUTH 1 DEGREE 35 MINUTES 43 SECONDS WEST A DISTANCE OF 103.24 FEET TO A 5/8-INCH CAPPED IRON PIN (STAMPED C451LS); THENCE SOUTH 89 DEGREES 50 MINUTES 20 SECONDS WEST A DISTANCE OF 51.11 FEET TO A 5/8-INCH CAPPED IRON PIN (STAMPED CA451LS); THENCE SOUTH 0 DEGREES 36 MINUTES 5 SECONDS WEST A DISTANCE OF 196.69 FEET TO A 5/8-INCH CAPPED IRON PIN (STAMPED CA451LS); THENCE SOUTH 89 DEGREES 57 MINUTES 27 SECONDS WEST A DISTANCE OF 217.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 1.61 ACRES MORE OR LESS.